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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549




                                     FORM 8-K/A




                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  August 19, 1998



                                MID-STATE BANCSHARES
                                --------------------
                   (Name of Small Business Issuer in its Charter)




           CALIFORNIA                333-16951                   77-0442667
--------------------------------   -------------             -------------------
(State or Other Jurisdiction of    (File Number)              (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

    1026 GRAND AVE. ARROYO GRANDE, CA                              93420
-----------------------------------------                    -------------------
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's Telephone Number, including area code:     (805) 473-7700
                                                            -----------------




             ----------------------------------------------------------
           (Former Name or Former Address, if changed since last report)


                                 Page 1 of 4 Pages
                                Exhibit Index Page 4
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On January 29, 1998, Mid-State Bank ("Acquiror") entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") with BSM Bancorp ("Company") and its wholly owned subsidiary Bank of Santa Maria, Santa Maria, California ("Bank") pursuant to which, among other things, (i) Bank would merge with and into Acquiror, (ii) Company would become the bank holding company for Acquiror and change its name to Mid-State Bancshares and (iii) the shareholders of Acquiror would become shareholders of the Company in accordance with the exchange ratio set forth in the Agreement, all subject to the terms and conditions specified in the Agreement (the "Merger"). The merger became effective at close of business on July 10, 1998.

          On August 12, 1998, at its regular meeting of the Board of Directors of Mid-State Bancshares, pursuant to the Agreement, the Board voted unanimously to appoint Arthur Andersen, LLP, as its independent public accountants, replacing Vavrinek, Trine, Day and Company. Arthur Andersen, LLP, had been the independent public accountants for Mid-State Bank prior to the merger. During the past two years' financial reporting periods for the years ended December 31, 1997 and 1996, Vavrinek, Trine, Day and Company did not file any adverse opinion nor has it filed any disclaimer of opinion on the financial statements. There was no qualification or modification as to uncertainty, audit scope or accounting principles. Additionally, during the two most recent fiscal years and the subsequent interim periods preceding this change of accountants, there have been no disagreements with Vavrinek, Trine, Day and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The change of accountants is related solely to the merger of the two organizations.


                                 Page 2 of 4 Pages
                                Exhibit Index Page 4

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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   August 25, 1998            MID-STATE BANCSHARES



                                   By: /s/ JAMES G. STATHOS
                                       -----------------------------------------
                                       James G. Stathos
                                       Executive Vice President
                                       Chief Financial Officer



                                   By: /S/ CARROL R. PRUETT
                                       -----------------------------------------
                                       Carrol R. Pruett
                                       President and Chief Executive Officer



                                 Page 3 of 4 Pages
                                Exhibit Index Page 4

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                                   EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION                       PAGE NO.
-----------                       -----------                       --------
    16       Letter from Vavrinek, Trine, Day & Co., LLP to the        5
             Securities and Exchange Commission, dated August 25,
             1998, agreeing to the change in certifying
             accountant



                                 Page 4 of 4 Pages
                                 Exhibit Index Page